SUPPLEMENT TO THE CLASS I AND CLASS II PROSPECTUS
                           TEMPLETON GLOBAL BOND FUND
                        Prospectus dated January 1, 1997

I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class" shares. This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The table under "Financial Highlights" for Class II Shares is amended by replacing it with the following information.


CLASS II SHARES
YEAR ENDED AUGUST 31                                                1996         1995(1)
--------------------------------------------------------------- ------------- -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                              $       9.31  $       9.05
                                                                ------------  ------------
Income from investment operations:
   Net investment income                                                 .61           .21
   Net realized and unrealized gain
                                                                         .41           .24
                                                                         ---           ---
Total from investment operations                                        1.02

                                                                                       .45
Distributions:

   Dividends from net investment income                                (.54)         (.15)
   Tax basis return of capital                                         (.02)         (.04)
                                                                      -------      ---------
Total distributions                                                    (.56)         (.19)
                                                                      -------      ---------
Change in net asset value                                                .46           .26
                                                                         ---           ---
Net asset value, end of period                                   $      9.77   $      9.31
                                                                 ===========   ===========
TOTAL RETURN*                                                         11.20%         5.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $6,563        $2,043
Ratio of expenses to average net assets                                 1.56%        1.57%**
Ratio of net investment income to average net assets                    6.69%        7.47%**
Portfolio turnover rate                                               109.40%      101.12%



1 For the period May 1, 1995 (commencement of sales) through August 31, 1995.

*Total return does not reflect sales commissions or the deferred contingent sales charge. Not annualized for periods of less than one year.

**Annualized.


PAGE



III.The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS" is amended by replacing it with the following text:

       To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

January 1, 1997